SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 18, 2004

FC Banc Corp.

(Exact Name of Registrant as Specified in its Charter)

Ohio	33-53596	34-1718070

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

105 Washington Square	Bucyrus, Ohio	44820

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code      419-562-7040

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Press Release dated June 18, 2004

Item 7. Financial Statements and Exhibits

(c)	The following exhibits are included with this Report:

Exhibit 99.1	Press Release dated June 18, 2004, announcing the results of the work of a Special Committee of the Board of Directors
established to evaluate strategic alternatives which could enhance and maximize shareholder value.

Item 9. Regulation FD Disclosure

     On March 31, 2004, FC Banc Corp. (the “Company”) issued a press release announcing the appointment of a Special Committee of the Board of Directors and the retention of Austin Associates, LLC, a Toledo, Ohio based financial institution consulting firm, to assist the Company and its wholly owned subsidiary, The Farmers Citizens Bank (the “Bank”), in exploring various strategic alternatives. A copy of the press release was attached as Exhibit 99.1 to a report on Form 8-K filed with the Commission as of the same date. On June 18, 2004, the Company issued a press release announcing the results of the work of the Special Committee of the Board of Directors and Austin Associates, LLC. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2004

FC Banc Corp.
By:	/s/ John R. Christman

John R. Christman, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 18, 2004, announcing the results of the work of a Special Committee of the Board of Directors
established to evaluate strategic alternatives which could enhance and maximize shareholder value.